United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 28, 2022

Date of Report (Date of earliest event reported)

Model Performance Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun's Group Center, 29th Floor 200 Gloucester Road Wan chai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, one-half of one Redeemable Warrant, and one Right to acquire one-tenth (1/10) of a Class A Ordinary Share	MPACU	NASDAQ Capital Market
Ordinary Shares	MPAC	NASDAQ Capital Market
Warrants	MPACW	NASDAQ Capital Market
Rights	MPACR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2022, Model Performance Acquisition Corp. (“MPAC” or the “Company”) convened its special meeting (the “Special Meeting”), at which holders of 3,267,133 ordinary shares of MPAC (the “Ordinary Shares”) were present in person or by proxy, representing 81.1% of the total Ordinary Shares as of November 15, 2022, the record date for the Special Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy of MPAC, which was filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2022 (the “Proxy Statement”), which was first mailed by the Company to its shareholders on or about December 6, 2022.

The shareholders approved the Reincorporation Merger Proposal, the Acquisition Proposal, the Nasdaq Proposal, and the Charter Amendment Proposal.

A summary of the voting results at the Special Meeting is set forth below:

1.	Proposal No. 1 — The Reincorporation Merger Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,262,628	4,405	100	0

2.	Proposal No. 2 — The Acquisition Merger Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,262,628	4,405	100	0

3.	Proposal No. 3 — The Nasdaq Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,262,628	4,405	100	0

4.	Proposal No. 4 — The Charter Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,262,684	4,349	100	0

The Company plans to close the Business Combination transaction as soon as possible and will continue to accept reversal of redemption requests until closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022

Model Performance Acquisition Corp.

By:	/s/ Serena Shie
Name:	Serena Shie
Title:	President and Chief Financial Officer